UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ILLINOIS TOOL WORKS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ITW ILLINOIS TOOL WORKS INC. ATTN: SHAREHOLDER RELATIONS 155 HARLEM AVENUE GLENVIEW, IL 60025 Your Vote Counts! ILLINOIS TOOL WORKS INC. 2026 Annual Meeting - May 8, 2026 Vote by 10:59 p.m. CT on May 7, 2026. For shares held in a ITW retirement plan account, vote by 10:59 p.m. CT on May 5, 2026. V82755-Z91660-P41641 You invested in ILLINOIS TOOL WORKS INC. and it’s time to vote! You have the right to vote on proposals being presented at the 2026 Annual Meeting of Stockholders (“Annual Meeting”). This is an important notice regarding the availability of proxy materials for the Annual Meeting to be held on May 8, 2026. Get informed before you vote View the Notice of the Annual Meeting, 2026 Proxy Statement and 2025 Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 8, 2026 8:30 A.M. CT Virtually at: www.virtualshareholdermeeting.com/ITW2026 Separate paragraph underneath the link: The Annual Meeting will be held via live webcast. To attend, have the control number that is printed in the box above, go to www.virtualshareholdermeeting.com/ITW2026, and follow the instructions *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

# THIS IS NOT A VOTABLE BALLOT

This is an overview of the proxy statement materials that are available to you on the Internet. You may view the proxy materials online at investor.itw.com/resources/online-proxy-voting/, scan the QR code on the reverse side or request an email or paper copy. We encourage you to access and review all the information contained in the proxy materials before voting.

| Voting Items | | Board Recommends |
|---|---|---|
| 1. | Election of Directors | |
| | **Nominees:** | |
| 1a. | Daniel J. Brutto | For |
| 1b. | Susan Crown | For |
| 1c. | Darrell L. Ford | For |
| 1d. | Kelly J. Grier | For |
| 1e. | James W. Griffith | For |
| 1f. | Jay L. Henderson | For |
| 1g. | Jaime Irick | For |
| 1h. | Richard H. Lenny | For |
| 1i. | Christopher A. O'Herlihy | For |
| 1j. | E. Scott Santi | For |
| 1k. | Jennifer F. Scanlon | For |
| 1l. | David B. Smith, Jr. | For |
| 1m. | Pamela B. Strobel | For |
| 2. | Advisory vote to approve executive compensation of ITW's named executive officers; | For |
| 3. | Ratification of the appointment of Deloitte & Touche LLP as ITW's independent registered public accounting firm for 2026; and | For |
| 4. | A non-binding stockholder proposal, if properly presented at the meeting, for Directors who fail to obtain a majority vote. | Against |

**NOTE:** In their discretion, the proxy holders may vote on such other business as may properly come before the meeting or any adjournment thereof.

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V82756-Z91660-P41641